Green Century Funds
Green Century Equity Fund
Individual Investor Class GCEQX
Institutional Class GCEUX
Supplement Dated February 23, 2024 to the Prospectus and Statement of Additional
Information (“SAI”) Dated November 28, 2023
This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.
Green Century Capital Management, Inc. (Green Century) has contractually agreed to reduce the administrative fee payable by each class of shares of Green Century Equity Fund (the “Fund”) such that, effective March 1, 2024, following any payment to Green Century, the total annual operating expenses of each class of the Fund will not exceed the following amounts, as a percentage of the average daily net assets attributable to such share class: Individual Investor Class: 1.20%; and Institutional Class: 0.90%. Accordingly, effective March 1, 2024 the following revisions are made to the Prospectus and SAI:
Effective March 1, 2024, the table and expense example under “Fees and Expenses of the Fund” section beginning on page 14 of the Prospectus are replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

	Individual Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of an amount redeemed within 60 days of purchase)	2.00%	2.00%
Wire Redemption Fee/Overnight Delivery Fee (if such services are requested)	$10/$30	$10/$30
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%	0.23%
Distribution (12b‑1) Fees	None	None
Other Expenses:
Administrative Fees[1]	0.97%	0.67%
Other Fees	None	None
Total Annual Fund Operating Expenses	1.20%	0.90%

[1]	Administrative fees have been restated to reflect current expenses.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods; (2) your investment has a 5% return each year; and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Investor Class	$122	$381	$660	$1,455
Institutional Class	$92	$287	$498	$1,108
Effective March 1, 2024, the information under the “Management of the Green Century Funds” heading on page 56 of the Prospectus is supplemented with the following information:
Effective March 1, 2024, each Fund pays Green Century Capital Management an administrative fee such that, immediately following any payment to Green Century Capital Management, the total annual operating expenses of each class of the Fund do not exceed the following amounts:

Fund	% of average daily net assets
Balanced Fund

— Individual Investor Class:	1.48% up to $250 million, times the percentage of the net assets of the Fund attributable to the Fund’s Individual Investor share class and 1.43% in excess of $250 million, times the percentage of the net assets of the Fund attributable to the Fund’s Individual Investor share class

— Institutional Class:	1.18% up to $250 million, times the percentage of the net assets of the Fund attributable to the Fund’s Institutional share class and 1.13% in excess of $250 million, times the percentage of the net assets of the Fund attributable to the Fund’s Institutional share class

Equity Fund

— Individual Investor Class:	1.20%

— Institutional Class:	0.90%

International Index Fund

— Individual Investor Class:	1.28%

— Institutional Class:	0.98%
Effective March 1, 2024, the information under the “Administrator, Subadministrator, Fund Accountant, Transfer Agent and Custodian, and Expenses” heading on page 57 of the SAI is supplemented with the following information:
Effective March 1, 2024, the Administrator receives a fee from the Equity Fund’s Individual Investor Class at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Equity Fund’s Individual Investor Class (including investment advisory and distribution fees ), on an annual basis, do not exceed 1.20% of the Fund’s Individual Investor Class average daily net assets and the total operating expenses of the Equity Fund’s Institutional Class (including investment advisory and distribution fees), on an annual basis, do not exceed 0.90% of the Fund’s Institutional Class average daily net assets.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.